UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  JULY 28, 2006


                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)


           NEBRASKA                    001-31924               84-0748903
-----------------------------       ---------------       --------------------
 (State or other jurisdiction         (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)

                 121 SOUTH 13TH STREET
                       SUITE 201
                   LINCOLN, NEBRASKA                          68508
----------------------------------------------------     ---------------
       (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

      Item 2.02. Results of Operations and Financial Condition.

               On July 28, 2006, Nelnet, Inc. issued a press release with respect to its earnings for the quarter ended June 30, 2006, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Additional information for the quarter, which is available on the Registrant's website at www.nelnet.net, is furnished as Exhibit 99.2.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 28, 2006

                                       NELNET, INC.




                                       By:     /s/ TERRY J. HEIMES
                                            ------------------------------------
                                            Name:   Terry J. Heimes
                                            Title:  Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

99.1 Press Release dated July 28, 2006 - "Adjusted base net income for the first six months up 21 percent to $0.82 per share"


99.2           Additional Information Available on the Registrant's Website